THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SALE TO THE HOLDER OF THIS SECURITY OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE ACT OR REGISTRATION UNDER STATE SECURITIES LAWS. THIS SECURITY HAS BEEN ACQUIRED, AND SUCH SHARES OF COMMON STOCK MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


No.  TP-1                                    Right to Purchase 1,591,723
                                             Shares of Common Stock of
                                             Tera Computer Company


                             TERA COMPUTER COMPANY

                          Common Stock Purchase Warrant


     TERA COMPUTER COMPANY, a Washington corporation (the "Company"), hereby certifies that, for value received, Terren S. Peizer, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, and before 5:00 p.m., Seattle time, on June 21, 2009, One Million Five Hundred Ninety One Thousand Seven Hundred Twenty-three (1,591,723) fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company at an Exercise Price per share initially equal to $4.95. The number of such shares of Common Stock and the Exercise Price are subject to adjustment as provided in this Warrant.

1. Certain Adjustments. In addition to Sections 3 and 4, the number of shares of Common Stock which may be purchased pursuant to this Warrant and the Exercise Price are subject to adjustment as set out in this Section 1.

     (a) As of the first anniversary of the date of this Warrant, assuming this Warrant has not been previously exercised in full prior thereto, the number of shares of Common Stock which may be purchased pursuant to this Warrant shall equal (i) 10% of the number of shares of Common Stock then issued and outstanding, (ii) less the number of shares of Common Stock which may have been issued pursuant to one or more partial exercises prior thereto.

     If prior to the second anniversary of the date of this Warrant and if Tera is a party to a merger or consolidation pursuant to which the holders of a majority of the shares of

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
Common Stock prior to the transaction do not hold a majority of the shares of the voting securities of the surviving entity after such transaction or is a party to a sale of all or substantially all of the assets of Tera, then for not less than twenty days prior to the closing of any such merger, consolidation or sale, this Warrant shall be exercisable for 100% of the total number of shares covered hereby. If such merger, consolidation or sale occurs prior to the first anniversary of the date of this Warrant, and if this Warrant has not been previously exercised in full prior thereto, the number of shares of Common Stock which may be purchased pursuant to this Warrant shall equal 10% of the number of shares of Common Stock issued and outstanding as of immediately prior to such sale, consolidation or sale, less the number of shares of Common Stock which may have been issued pursuant to one or more partial exercises prior thereto.

     If Tera does not file a registration statement with the Securities and Exchange Commission covering the resale of the shares of Common Stock underlying this Warrant within three months of the issuance of this Warrant, or does not so file subsequent registration statements covering additional shares of Common Stock that subsequently become subject to this Warrant, then the number of shares subject to this Warrant shall increase by 1% of the number of shares of Common Stock then issued and outstanding for each three months that the registration statement is not filed.

     If prior to the Annual Meeting of Shareholders in 2002, the Board of Directors removes Terren S. Peizer from the position of Chairman of the Board, then the number of shares issuable pursuant to this Warrant shall increase by 2% of the number of shares of Common Stock then issued and outstanding, effective upon such removal. No such adjustment shall be made if Terren S. Peizer resigns from such position.

     If Terren S. Peizer terminates his relationship with the Company, then the Holder may exercise this Warrant only with respect to the number of shares as to which may be purchased hereunder as of the date Holder has given notice of such termination. If the Company terminates its relationship with Terren S. Peizer, then effective upon such termination this Warrant shall be exercisable for 100% of the shares of Common Stock which may be purchased hereunder, and if such termination occurs prior to the first anniversary of the date of this Warrant, the number of shares of which may be purchased pursuant to this Warrant shall equal 10% of the number of shares of Common Stock then issued and outstanding, less the number of shares of Common Stock which may have been issued pursuant to one or more partial exercises prior thereto.

     For purposes of this Warrant, the phrase "the number of shares of Common Stock issued and outstanding" as of a particular time shall mean all shares of Common Stock then issued and outstanding plus all shares of Common Stock then issuable pursuant to convertible securities, warrants, options and other rights then issued and outstanding, including this Warrant and all shares of Common Stock issued upon exercise of this Warrant but excluding all shares of Common Stock issued after March 31, 1999, for a consideration of $12.00 per share or greater or which are issuable on the first anniversary for a consideration of $12.00 per share or greater and all shares issued or issuable pursuant to options granted after June 1, 1999, under the Companys 1999 Stock Option Plan. If the number of shares of Common Stock issuable pursuant to the convertible securities, warrants, options and other rights varies depending upon the market price for the Companys Common Stock, then the number of shares then issuable shall depend upon the Market Price for the Common Stock as of such date.

     (b) The Exercise Price shall be the lesser of the Exercise Price set forth in this first paragraph above (as may be adjusted pursuant to the provisions of Section 3 or 4 of this Warrant) or 105% of the Market Price on the first anniversary of this Warrant.

     The term "Market Price" shall mean the average closing price for the Companys Common Stock on Nasdaq National Market System (or if applicable such other market or exchange then constituting the principal market or exchange for the Companys Common Stock) for the five trading days ending the day prior to any measurement date.

2.  Exercise By Holder.

     (a) This Warrant shall be exercisable as set forth in Section 1 and in all other cases as follows:

          (i) on the first anniversary date of this Warrant, for 50% of the number of total shares of Common Stock which may be purchased hereunder; and

          (ii) thereafter, monthly as of the first date of each month at the rate of 1/24th of the total number of shares of Common Stock which may be purchased hereunder, so that as of the second anniversary date of this Warrant 100% of the total number of shares of Common Stock covered hereby may be purchased.

     This Warrant shall be exercised by surrender of this Warrant and the subscription form annexed hereto (duly executed) by such Holder to the Company and by making payment, in cash or by certified or official bank check payable to the order of the Company or wire transfer to the Companys account, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Exercise Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

     (b) Notwithstanding anything to the contrary contained in Section 2(a), the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal executive office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                              X = Y(A-B)
                                  _____
                                    A

     Where X = the number of Shares of Common Stock to be issued to the Holder;

               Y = the number of shares of Common Stock issuable upon the exercise of this Warrant (the "Shares");

               A = the current fair market value of one share of Common Stock;
     and

               B = the Exercise Price of this Warrant.

     As used herein, the current fair market value of Common Stock shall mean, with respect to each share of Common Stock, the closing price of the Company's Common Stock sold on the principal national securities exchange, including the Nasdaq National Market System, on which the Common Stock is at the time admitted to trading or listed, or, if there have been no sales of any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by NASDAQ, or any similar organization if NASDAQ is no longer reporting such information, on the date which the form of election is deemed to have been sent to the Company (the "Notice Date"). If on the date for which current fair market value is to be determined the Common Stock is not listed on any securities exchange, including the Nasdaq National Market System, or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value to be received by the holders of the Company's Common Stock for each share thereof pursuant to such merger, acquisition or consolidation.

     (c) As soon as practicable after the exercise of this Warrant, and in any event within five business days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled on such exercise, in such denominations as may be requested by such Holder, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value of one full share.

3.   Dilution.

     (a) If the Company shall pay to the holders of its Common Stock a dividend in shares of Common Stock or in securities convertible into Common Stock, the Exercise Price in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be proportionately decreased, effective at the opening of business on the next following full business day.

     (b) If the Company shall split the outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares into a smaller number, the Exercise Price in effect immediately prior to such action shall be proportionately decreased in the case of a split or increased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective.

4. Protection in Case or Reclassification, Etc. In case of (i) any reclassification or change of the terms of the outstanding shares of the class of Common Stock issuable upon the exercise of this Warrant, then upon exercise of this Warrant (other than a change relating to par value, or as a result of a subdivision or combination), or (ii) in case of any (a) consolidation or merger of the Company with or into another company (other than a merger in which the Company is the continuing company or which does not result in any reclassification or change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant, other than a split or combination of shares), or (b) any sale or conveyance to any other person or entity of all or substantially all of the assets of the Company, the Company shall use its best efforts to execute an agreement providing that the holder of this Warrant shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, dividend, distribution, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company for which this Warrant might have been exercised immediately prior to such reclassification, change, dividend, distribution, consolidation, merger, sale or conveyance. This Section4 shall apply to successive reclassifications and changes of and dividends and distributions on shares of Common Stock and to successive consolidations, mergers, sales or conveyances. Notice of the execution of any agreement pertaining to such reclassification, change, dividend, distribution, consolidation, merger, sale or conveyance shall be given to the holder of this Warrant as soon as practicable and in any event not less than ten (10) business days before any such transaction is consummated.

5. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant.

6. Register of Warrants. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

7. Exchange of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in
Section 6, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for purchase hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Warrant Agent. The Company will act as the exercise agent for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1. The Company may, by written notice to the Holder, appoint an agent having an office in the United States of America, for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

10. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, until properly exercised.

11. Notices, etc. All notices and other communications from the Company to the registered Holder of this Warrant shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or at the address shown for such Holder on the register of Warrants referred to in Section 6.

12. Miscellaneous. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement or such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of California. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, Tera Computer Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:   June 21, 1999     TERA COMPUTER COMPANY


                           By /s/ JAMES E. ROTTSOLK
                              ----------------------------------------
                           Name:  James E. Rottsolk
                           Title: President

                             FORM OF SUBSCRIPTION

                         COMMON STOCK PURCHASE WARRANT
                            OF TERA COMPUTER COMPANY
                   (To be signed only on exercise of Warrant)

TO:  Tera Computer Company
     411 First Avenue South, Suite 600
     Seattle, Washington 98104-2860

     1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock, as defined in the Warrant, of Tera Computer Company, a Washington corporation (the "Company").

     2. The undersigned Holder (check one):

     ____ (a) elects to pay the aggregate purchase price for such shares of Common Stock (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company; or

     (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 2(b) of the Warrant.

     3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

                  Name:
                              ---------------------------------------
                  Address:
                              ---------------------------------------



Dated:
          ---------------------------   --------------------------------------
                                        (Signature must conform to name of
                                        Holder as specified on the face
                                        of the Warrant)

                                        --------------------------------------

                                        --------------------------------------
                                        (Address)
                                       8